Investor Presentation As of September 30, 2012 November 8, 2012 Exhibit 99.1

Forward-Looking Statements
Certain information contained in this discussion may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These forward-looking statements relate to the Company’s future operations and are generally identified by phrases such as “the Company expects,” “the Company believes” or words of similar import. Although the
Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company’s most recently issued Annual Report on
Form 10-K, as filed with the Securities and Exchange Commission.

Page 3 Brad E. Schwartz Chief Executive Officer E. Neal Crawford, Jr. President Introduction

Corporate Profile
Monarch Financial Holdings is a growing
financial services company headquartered in
Chesapeake, Virginia:
–
$1.1 billion in assets
–
$627 million in loans held for investment
–
$382 million in loans held for sale
–
$888 million in deposits
Monarch Bank, founded in 1998, has 11
banking offices in Hampton Roads and is the
second largest community bank in the MSA.
OBX Bank, a division of Monarch Bank,
opened in May 2007 to serve the local needs of
the Outer Banks NC market with two offices.
Monarch Mortgage drives significant non-
interest income through retail residential
mortgage origination with 30 offices.
Monarch Bank Private Wealth recently
formed to capture investment and trust
business using Raymond James Financial.

Monarch Franchise
OBX Bank Offices:
Kitty Hawk, NC
Nags Head, NC
Monarch Investments/ Monarch Bank
Private Wealth:
Chesapeake, VA
Williamsburg, VA (NEW 2012)
Monarch Bank Offices:
Chesapeake, VA (2) Suffolk, VA (NEW 2012)
Norfolk, VA (2) Williamsburg, VA  (NEW 2012)
Virginia Beach, VA (5)
Monarch Mortgage Offices:
Chesapeake, VA (2)
Norfolk, VA (2)
Virginia Beach, VA (2)
Richmond, VA (2)
Fredericksburg, VA
Fairfax, VA (2)
Bowie, MD
Crofton, MD
Gaithersburg, MD
Greenbelt, MD
Rockville, MD (2)
Towson, MD
Waldorf, MD
Annapolis, MD
Charlotte, NC (2)
Kitty Hawk, NC
Wilmington, NC (2)
Elizabeth City, NC
Greenwood, SC

$1,938
$1,656
$75
$200
$577
$1,630
$1,186
$0.00
$500.00
$1,000.00
$1,500.00
$2,000.00
$2,500.00
2006 2007 2008 2009 2010 2011 Q312

Monarch Mortgage
Monarch Mortgage, headquartered in Virginia Beach, was founded in May 2007
–
Originates permanent residential mortgage loans primarily sold, servicing released, into the secondary market
–
Focus on loan quality, offering only products with a proven liquid market and multiple reliable buyers
Strong risk management and bank oversight
Experienced and proven management team
Monarch Mortgage operates 30 locations
–
8 in core banking markets
–
22 in mortgage only markets
Significant origination capabilities:
–
$1.6 Billion closed in 2011, $1.9 Billion through Q3 2012
–
Primary focus on purchase market, 45% of closings YTD 2012
–
Minimal legacy loan issues, $2.5 million in operating reserves
Mortgage Originations

Our senior management team consists of 19 officers who have over 526 years of combined experience and 28 years experience on average in the financial services industry
–
11% Directors and Executive Management ownership

Experienced Management Team
* Serves as a director on the holding company board
Years
Name Position Experience
Brad E. Schwartz (50) * Chief Executive Officer 29
E. Neal Crawford (50)* President 28
Denys J. Diaz (46) Executive Vice President & Chief Information Officer 20
Lynette P. Harris (55) Executive Vice President & Chief Financial Officer 30
Andrew N. Lock (48) Executive Vice President & Chief Risk Officer 20
William T. Morrison (50)* CEO, Monarch Mortgage 29
Barry A. Mathias Market President Chesapeake 41
David W. McGlaughon Market President OBX Bank 32
W. Craig Reilly Market President Norfolk 15
Adam Goldblatt Market President Suffolk 32
Steve Layden Market President Virginia Beach 34
Jeremy R. Starkey Senior Vice President Commercial Real Estate Group 21
James K. Ferber President Real Estate Finance Group 30
Jack Lane President Monarch Mortgage 20
Bernie Ngo Mkt President/Managing Director   Williamsburg/Private Wealth 29
Patrick A. Faulkner Managing Director Private Wealth 26
Mary A. Anderson Senior Vice President Human Resources 26
Barbara N. Lane Executive Vice President Facilities 42
Nancy B. Porter Senior Vice President Marketing and Training 22

Outside Recognition
Bauer top 5-STAR bank rating, since 2009
KBW Honor Roll Award winner 2011 (top 40 banks in USA) and 2012
(top 45 banks in USA).  One of two banks in Virginia to win both years.
BB&T Capital Markets/Scott and Stringfellow “Buy” recommendation
Recognized as “Rising 20” top growth company in Hampton Roads (3x)
Recognized by Inside Business as one of the “Best Places to Work” in
Hampton Roads in 2007, 2009, 2011, 2012

Our “Smart Growth” Business Strategy
Use Market Presidents and advisory boards for product and service delivery in existing and potential expansion markets such as the Peninsula,
Williamsburg, and Richmond, the I-64 pathway.  Focus on Organic and
Acquisition growth opportunities.
Continue to conservatively underwrite loans with strong committee structure and aggressively manage problem assets.  Maintain strong risk management focus with mortgage origination business, and use compliance and focus as strategic advantage in shrinking competitor pool.
Private Banking/Cash Management Group focused on core deposit generation and service of business deposits, focused on checking account growth.  Focus on office repositioning and franchise growth.  Target of $50 million or more per office, currently average $68k per office.
Build and maintain sustainable revenue and net income sources incremental to our spread income through significant residential mortgage origination and investment management income activities with bottom line mentality.  Continue to look for acquisition opportunities.
Deliver high performance shareholder returns through strict adherence to risk management and pricing philosophy.  Remain a shareholder return focused company.
Continue to Grow
Banking
Franchises
Grow Core
Deposits
Maintain Risk
Management
Focus
Grow Non-
Interest Income
Lines of Business
Maintain
Financial
Discipline

Financial Highlights
2012 - 2007
($ in millions) Q3 2012 2011 2010 2007 CAGR
Balance Sheet:
Total Assets $1,110.4 $908.7 $825.6 $502.4 24.2%
Loans, HFI 627.3 607.6 558.9 419.2 9.9%
Total Deposits 887.7 740.0 705.7 389.7 25.6%
Stockholders Equity 85.5 76.8 71.7 36.5 26.9%
Tangible Book Value per Share $10.45 $9.17 $8.40 $7.10 9.44%
Income Statement:
Net Interest Income $29.5 $33.6 $30.5 $16.1 16.7%
Non-Interest Income 64.9 54.7 53.5 8.5 132.7%
Pre-Tax Pre-Provision Income 19.1 17.3 18.4 5.8 45.9%
Net Income 9.1 7.1 5.9 3.2 36.9%
Basic Earnings per Share $1.31 $0.93 $0.77 $0.66 19.7%
Diluted Earnings per Share $1.06 $0.84 $0.75 $0.63 13.7%
Return on Equity 15.23% 9.66% 8.59% 8.86% 14.4%
Performance:
Net Interest Margin 4.38% 4.51% 4.22% 4.29%
NPAs & 90 PD / Total Assets 0.48% 0.85% 1.30% 0.10%
Loan Loss Reserves / Loans, HFI 1.74% 1.63% 1.62% 0.95%
Equity /Assets 7.75% 9.16% 8.67% 8.59%
Banking Offices 13 11 11 9
Basic Shares Outstanding Pre-split 6,029,475 5,999,989 5,715,532 4,814,738
Preferred Shares Outstanding 788,300 800,000 800,000 0

Monarch Financial Holdings, Inc. is one bank holding company (2006)
Publicly traded on Nasdaq Capital Market under MNRK, MNRKP
Common Equity 6,029,475 shares $65,808,000
Preferred Shares 788,900 shares $19,722,000
Pooled Trust Preferred at L+160 $10,000,000
Total Capital $95,530,000
Issued $14.7 Million in TARP in December 2008 as an abundance of caution. Repaid TARP Capital in full in December 2009.
Issued $20 Million Non-cumulative Convertible Preferred in 2009
•
800,000 shares at $25 per share with a 7.80% rate
•
Can force convert if common stock trades at $10.40 to 2.5 million shares
•
Can redeem beginning in December 2012
Began common dividends in 2010 ($0.14=2010, $0.16=2011, $0.19=2012)
Announced 6:5 Stock Split record date of 11/09/2012

Capital

Balance Sheet 9/30/2012
66,756
24,256
45,195
95,530
616,366
687,134
382,095
199,573
-
105,027
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Assets Liabilities/ Capital
Cash/Inv
Capital
Core Funding
Brokered
Deposits
Other Liabilities
LHFI (net)
LHFS
Other Assets
Borrowings

Page 13 Strong Balance Sheet Growth – Total Assets $0 $200 $400 $600 $800 $1,000 $1,200 2004 2005 2006 2007 2008 2009 2010 2011 Q3 2012 $227 $331 $407 $502 $597 $690 $826 $908 $1,110

Strong Balance Sheet Growth – Loans
$179
$263
$321
$419
$505
$538
$559
$607
$627
$19
$54
$79
$186
$211
$382
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
2004 2005 2006 2007 2008 2009 2010 2011 Q32012

Significant controls in place to actively monitor and manage real estate exposure
–
Centralized real estate and construction underwriting and monitoring
–
Centralized Commercial Real Estate Group, with CRE loan brokerage capacity
Mortgage loans held for sale provide additional spread income and average 45-60 days on the balance sheet
Diversified Loan Portfolio
LOANS HELD FOR INVESTMENT BY
PURPOSE CODE
TOTAL LOANS
23%
10%
28%
18%
5%
13%
2% 1%
Commercial
RE Comm-OO
RE Comm-IP
RE Construction
RE Residential
RE Heloc
RE Multifamily
Consumer
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
LHFI
LHFS

Page 16 Strong Balance Sheet Growth - Deposits $171 $273 $314 $389 $498 $540 $706 $740 $888 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 2007 2008 2009 2010 2011 Q3 2012

Checking Account Focus = Record Growth 29 56 63 66 80 76 98 134 182 11 15 20 32 41 41 - 50 100 150 200 250 2004 2005 2006 2007 2008 2009 2010 2011 Q3 2012

Core Deposits Mix
Core deposit mix is vital to funding our loan growth and preserving our net interest margin
–
Built a Cash Management Team to rival larger competitors
–
Goal sell and service large commercial deposit relationships
28% DDA growth YTD in 2012
We utilize FHLB and brokered deposits for mortgage loan funding
0%
20%
40%
60%
80%
100%
2007 2008 2009 2010 2011 Q3
2012
24%
25%
22% 21%
27%
25%
43%
33%
33%
41%
44%
38%
33%
43%
45%
38%
29%
37%
CK SAV/MM TD

Branch Deposits
2011 Count in Market Market Share (%)
Avg. Per
Rank Institution (#) ($M) 2011 2007 Branch
1 Wells Fargo & Company (CA) 56 $          4,426 20.77% 21.84% $    79,000
2 SunTrust Banks, Inc. (GA) 42 $          3,574 16.77% 14.19% $    85,000
3 TowneBank (VA) 24 $          3,230 15.15% 10.00% $  135,000
4 BB&T Corporation (NC) 53 $          2,991 14.03% 14.00% $   56,000
5 Bank of America Corporation (NC) 41 $          2,200 10.32% 13.54% $   54,000
6
Monarch Financial Holdings, Inc. (VA) 11 $              763 3.58% 1.83% $  69,000
7 Old Point Financial Corporation (VA) 23 $              725 3.40% 2.12% $    32,000
8 Hampton Roads Bankshares, Inc. (VA) 21 $              598 2.81% 3.25% $    28,000
9 Southern Bank (NC) 9 $              361 1.70% 1.83% $  40,000
10 Farmers Bank (VA) 5 $              338 1.59% 1.50% $    68,000
Greater Hampton Roads MSA 367 $        21,315 100.00% 100.00%

Deposit Market Share – Greater Hampton Roads
Ranked #6 with $763 million or 3.6% deposit market share in 32 nd
Largest MSA in U.S.
–
Top five institutions had 77% of deposits in the market, four are large banks
–
Monarch CAGR 24% past five years in Hampton Roads MSA
–
Held the #9 spot in market share prior to 2012

2009 – 2012 Have Been Record Years
First Quarter 2009 – Record YOY 1
st
Quarter profits
Second Quarter 2009 – Record YOY 2
nd
Quarter profits
Third Quarter 2009 – Record YOY 3
rd
Quarter profits
Fourth Quarter 2009 – Record YOY 4
th
Quarter profits
First Quarter 2010 – Record YOY 1
st
Quarter profits
Second Quarter 2010 – Record YOY 2
nd
Quarter profits
Third Quarter 2010 – Record YOY 3
rd
Quarter profits
Fourth Quarter 2010 – Record YOY 4
th
Quarter profits
First Quarter 2011 – Record YOY 1
st
Quarter profits
Second Quarter 2011 – Record YOY 2
nd
Quarter profits
Third Quarter 2011 – Record YOY 3
rd
Quarter profits
Fourth Quarter 2011 – Record YOY 4
th
Quarter profits
First Quarter 2012 – Record YOY 1
st
Quarter profits
Second Quarter 2012 – Record YOY 2
nd
Quarter profits
Third Quarter 2012 – Record YOY 3
rd
Quarter profits

MONARCH FINANCIAL HOLDINGS, INC.

Net interest income / average assets
4.50
4.25
4.00
3.75
3.50
3.25
3.00
2.75
2.50
3q07
4q07
1q08
2q08
3q08
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
Monarch Bank
Upper Quartile
Median
Lower Quartile

Page 21 Net Interest Income – Peer Comparison Bank Only – FFIEC Information

Net overhead ratio
3.20
3.00
2.80
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
3q07
4q07
1q08
2q08
3q08
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
Monarch Bank
Upper Quartile
Median
Lower Quartile

Page 22 Net Overhead – Peer Comparison Bank only – FFIEC Information

Non-Interest Income Growth
Our strategy involves building and maintaining sustainable revenue and net income sources in addition to traditional banking spread income
–
Monarch
Mortgage:
underwrites permanent prime residential mortgage loans to be sold in the secondary market
–
Real Estate Security
Agency:
residential and commercial title and settlement
–
Monarch
Capital:
provides commercial mortgage brokerage services (in mortgage #’s)
–
Monarch Bank Private Wealth
(NEW):
provides investment, trust, financial planning
* Operating Revenue defined as non-interest income plus net-interest income
Non-Interest Income
($ in 000s) 2008 2009 2010 2011 YTD 2012
Mortgage banking revenue $18,080 $32,477 $50,506 $51,362 $62,388
Investment and insurance commissions 1,278 749 290 250 66
Service charges and fees 1,370 1,502 1,637 1,630 1,340
Title company revenue 230 309 599 618 577
Other 455 597 472 885 510
Total Non-Interest Income $21,413 $35,634 $53,503 $54,745 $64,881
Non-Interest Income / Operating Revenue 55.1% 61.7% 63.7% 63.1% 65.8%

Our Risk Management Focus Pays Off
The credit risk within the company is overseen by our Chief Risk Officer
All loans are reviewed and loan relationships that exceed $1,500,000 are approved by either a management loan committee or a board of directors’ loan committee
All loans are risk rated with those ratings reviewed annually by an independent third-
party loan review service
Always enjoyed healthy relationship with our regulators, the Richmond FRB and Virginia SCC
Mortgage operational risks are managed daily through a senior management team at Monarch
Mortgage along with oversight from Monarch Bank senior management
–
Duties include authority and oversight of underwriting and regulatory compliance
–
All correspondents and products are approved by our Board of Directors to ensure no inappropriate products with excessive risk are sold
–
William Morrison, Monarch Mortgage CEO, previously served as a chief credit officer for a local community bank
Other than credit risk our banking risk includes interest rate risk, which we manage through our active Asset/Liability Management Committee

Aggressive Provision & Charge-off History $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000

Non-Performing Assets VA Q212 Median 2.49% 0.00 0.50 1.00 1.50 2.00 2.50 3.00 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000

Nonperforming loans + OREO / total assets
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
3q07 4q07 1q08 2q08 3q08 4q08 1q09 2q09 3q09 4q09 1q10 2q10 3q10 4q10 1q11 2q11 3q11 4q11 1q12 2q12
Monarch Bank
Upper Quartile
Median
Lower Quartile

Non-Performing Assets – Compared to Peers Non-Performing Assets includes loans & debt securities past due 90 days or more and those placed on non-accrual status, and non-investment OREO.

MONARCH FINANCIAL HOLDINGS, INC.

Nonperforming + OREO / Tier 1 + ALLL
60.00
50.00
40.00
30.00
20.00
10.00
0.00
3q07
4q07
1q08
2q08
3q08
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
Monarch Bank
Upper Quartile
Median
Lower Quartile

Our Texas Ratio – Compared to Peers The Texas Ratio is defined as non-current loans & debt securities plus non-investment OREO divided by tangible equity plus loan loss reserves.

High performing, diversified financial services company
Attractive franchise in a large top 50 MSA
Strong, highly experienced senior management team and bankers
Conservative underwriting culture with better than peer asset quality
Significant mortgage operations with focus on growing additional non-
interest income lines of business
Outperform peers through disciplined growth and risk management
Continue to take advantage of market dysfunction through client and employee acquisition growth

Why Invest in Monarch?

Monarch Bank
Peer Group

Bank Name	City	State	Assets	Branches	Established
Bank Of Delmarva	Seaford	DE	424,218	14	12/14/1896
Bank Of Hampton Roads	Norfolk	VA	1,774,059	47	12/8/1987
Bank Of Lancaster	Kilmarnock	VA	320,809	9	11/1/1930
Bank Of Mckenney	Mckenney	VA	208,532	6	1/1/1906
Bank Of Ocean City	Ocean	MD	209,304	6	1/1/1916
Bank Of Virginia	Midlothian	VA	170,201	4	1/12/2004
Benchmark Community Bank	Kenbridge	VA	421,906	13	9/8/1971
Calvin B.taylor Banking Company Of Berlin, Maryla	Berlin	MD	433,631	10	1/1/1890
Capstone Bank	Raleigh	NC	236,928	1	8/1/2006
Central Virginia Bank	Powhatan	VA	387,131	8	9/17/1973
Chesapeake Bank	Kilmarnock	VA	630,855	13	1/1/1900
Citizens Bank And Trust Company	Blackstone	VA	328,721	11	7/15/1873
Citizens Community Bank	South Hill	VA	159,041	4	12/13/1999
Community Bank Of Tri-county	Waldorf	MD	972,383	10	1/1/1950
Community Bankers' Bank	Midlothian	VA	145,551	1	1/2/1987
Cornerstone Bank	Wilson	NC	142,707	2	3/15/2000
County Bank	Rehoboth Beach	DE	340,068	9	7/9/1990
County First Bank	La Plata	MD	195,669	7	3/28/1990
East Carolina Bank	Engelhard	NC	944,266	25	1/1/1919
Easton Bank & Trust Company	Easton	MD	153,415	5	7/1/1993
Essex Bank	Tappahannock	VA	1,114,434	24	1/1/1926
Evb	Tappahannock	VA	1,065,111	28	1/1/1910
Farmers Bank Of Willards	Willards	MD	330,677	8	1/3/1925
Farmers Bank,windsor Va	Windsor	VA	424,491	5	11/15/1919
First Capital Bank	Glen Allen	VA	520,257	7	12/18/1998
First South Bank	Washington	NC	742,450	27	1/1/1902
Hebron Savings Bank	Hebron	MD	504,765	11	6/11/1910
Heritage Bank (Lucama)	Lucama	NC	264,773	14	9/1/1914

Heritage Bank (Norfolk)	Norfolk	VA	310,912	7	2/7/1977
Ks Bank	Smithfield	NC	315,408	10	1/1/1924
Little Bank, Ssb	Kinston	NC	307,605	6	11/9/1998
Monarch Bank	Chesapeake	VA	993,269	12	4/14/1999
National Bank Of Cambridge	Cambridge	MD	213,124	3	1/1/1880
North State Bank	Raleigh	NC	677,023	7	6/1/2000
Old Point National Bank Of Phoebus	Hampton	VA	868,036	24	11/4/1922
Paragon Commercial Bank	Raleigh	NC	954,171	2	5/10/1999
Providence Bank	Rocky Mount	NC	181,784	3	3/14/2006
Provident State Bank	Preston	MD	289,936	9	1/1/1904
Select Bank & Trust Company	Greenville	NC	240,357	4	8/3/2004
Southern Bank And Trust Company	Mount Olive	NC	1,988,463	78	1/1/1901
Talbot Bank Of Easton, Maryland	Easton	MD	709,114	7	6/8/1885
Townebank	Portsmouth	VA	4,230,994	28	4/8/1999
Trustatlantic Bank	Raleigh	NC	369,835	4	5/22/2000
Union Bank & Trust Company	Oxford	NC	202,210	5	4/3/2006
Union First Market Bank	Richmond	VA	3,966,107	99	11/4/1997
Village Bank	Midlothian	VA	523,294	15	12/13/1999
Virginia Commonwealth Bank	Petersburg	VA	277,028	8	8/22/1936
Virginia Community Bank	Louisa	VA	214,628	8	9/10/1976
Virginia National Bank	Charlottesville	VA	515,777	10	7/29/1998
Virginia Partners Bank	Fredericksburg	VA	199,929	3	8/5/2008
Xenith Bank	Richmond	VA	522,670	8	1/27/2003

MONARCH BANK

Page 31 Peer Group (continued)

Thank You